VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen American Franchise Fund
Van Kampen Equity Premium Income Fund
Van Kampen International Advantage Fund
Van Kampen International Growth Fund
Van Kampen Technology Fund
(each, a “Fund”)

Supplement dated December 30, 2009
to each of the
Summary Prospectuses dated December 30, 2009
and the
Prospectuses dated December 30, 2009

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, it is expected that each Fund’s Board of Trustees (together the “Boards”) will consider the approval of changes to each Fund that affects its investment adviser, other service providers, governing documents and agreements that conform each Fund to Invesco’s service model for investment management. If approved by the Boards, matters will be submitted to the shareholders of such Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFUNDSP35 12/09

VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen Core Growth Fund

Supplement dated December 30, 2009
to each of the
Summary Prospectus dated December 30, 2009
and the
Prospectus dated December 30, 2009

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds.

In connection with the Transaction, on December 8, 2009, management of the Van Kampen Core Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into a fund on the Morgan Stanley institutional platform with the same investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees has approved the proposed Reorganization, subject to shareholder approval. The proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CGSPT2 12/09